STANDARD & POOR'S DEPOSITARY RECEIPTS®
("SPDRs®")

SPDR Trust, Series 1
(A Unit Investment Trust)

Supplement
dated November 1, 2005
to
Prospectus
dated January 28, 2005

The Trust uses the S&P 500 Index and related trade names and trademarks pursuant to licensing arrangements that included the Sponsor, the Exchange and Standard & Poor's, a division of The McGraw Hill Companies, Inc. The Sponsor and the Exchange have assigned their rights under these licensing arrangements to State Street Global Markets, LLC, which is also acting as marketing agent for the Trust. This change in licensing arrangements will not affect the Trust's ability to use these trademarks, its operations or its expenses.

Capitalized terms have the meanings assigned in the SPDRs Prospectus, dated January 28, 2005. For the specific changes to the Prospectus which reflect the current licensing arrangements, see the reverse of this Supplement.

(Over)

Changes to Prospectus, dated January 28, 2005

Page i. Substitute the following for the final paragraph:

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500®", "500", "Standard & Poor's Depositary Receipts®" and "SPDRs®" are trademarks of The McGraw-Hill Companies, Inc. State Street Global Markets, LLC is permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and SPDR Trust, Series 1, is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. SPDR Trust, Series 1, is not, however, sponsored by or affiliated with Standard & Poor's or the McGraw-Hill Companies, Inc.

Page 48. Substitute the following for the first two paragraphs under the heading "License Agreement":

LICENSE AGREEMENT

        The License Agreement grants State Street Global Markets, LLC, an affiliate of the Trustee ("SSGM"), a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the S&P 500 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended beyond such date without the consent of any of the Beneficial Owners of SPDRs.

        None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of SPDRs or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" or "500" or to use the S&P 500 Index except as specifically described herein or as may be specified in the Trust Agreement.